UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2010
WSI Industries, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-00619	41-0691607

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

213 Chelsea Road Monticello, MN	55362

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (763) 295-9202
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3 through 8 are not applicable and therefore omitted.
Item 2.02 Results Of Operations And Financial Condition.
WSI Industries, Inc. (the “Company”) issued a press release on June 22, 2010 disclosing material non-public information regarding its results of operations for the third quarter ended May 30, 2010. The Company hereby furnishes the press release, which is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description
99.1	Press Release issued on June 22, 2010.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WSI INDUSTRIES, INC.
By:	/s/ Michael J. Pudil
Michael J. Pudil
Chief Executive Officer

Date: June 24, 2010